SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

The following information supplements the disclosure regarding the fees for shareholder servicing and accounting services under the caption "Investment Management and Other Services -- Payments by the Fund for Management, Accounting and Shareholder Services:"

     Effective September 1, 2000, under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3625 for each shareholder account that was in existence at any time during the prior month. The Fund no longer pays a fee of $0.30 per dividend or distribution.

     Also effective September 1, 2000, under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual base fee shown in the following table:

                            Accounting Services Fee

        Average Net Asset Level           Annual Fee Rate
             (in millions)                 for Each Level
        -----------------------           ---------------

          From  $    0 to $   10          $      0
          From  $   10 to $   25          $ 11,000
          From  $   25 to $   50          $ 22,000
          From  $   50 to $  100          $ 33,000
          From  $  100 to $  200          $ 44,000
          From  $  200 to $  350          $ 55,000
          From  $  350 to $  550          $ 66,000
          From  $  550 to $  750          $ 77,000
          From  $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays the Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

To be attached to the cover page of the Statement of Additional Information dated June 30, 2000, of:

Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

This Supplement is dated September 1, 2000.